FIFTH AMENDMENT TO SECURED
                              CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO SECURED CREDIT AGREEMENT (" Amendment") is made and entered into as of the _29_ day of April, 2005, by and among Cycle Country Accessories Corporation, an Iowa corporation and Cycle Country Accessories Corp., a Nevada corporation (collectively, the "Borrowers") and Bank Midwest, Minnesota Iowa, N.A., a national banking association ("Lender").

RECITALS

A.	The Borrowers and the Lender are parties to that certain Secured
Credit Agreement dated as of August 21,2001, as amended by the
First Amendment to Secured Credit Agreement
	dated as of _7-22- 	, 2002, the Second Amendment to Secured
Credit Agreement dated as of May _30_, 2003, the Third Amendment to
Secured Credit. Agreement dated as of_6-25- __ , 20_03_, and the
Fourth Amendment to Secured
	.Credit Agreement dated as of _1-1- 	, 20_05_ (as so amended, the
"Credit Agreement"), whereby Lender extended certain credit facilities to the Borrowers upon the terms and conditions set forth in the Credit Agreement. Capitalized terms not otherwise defined in this Amendment shall have the meanings given them in the Credit
Agreement.

B.	The Borrowers have requested the Lender to amend the Credit
Agreement as set forth herein, and the Lender is willing to agree to such amendment, all upon and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the Recitals and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

	1. 	Amendment to the Credit Agreement.

a.	Section 1.3 of the Credit Agreement shall be amended
in its entirety and as so amended shall be restated to read as follows:

Subject to the terms and c~mditions hereof, including without limitation the terms of the Fifth Amendment, effective upon the date of the Fifth Amendment, the Lender agrees to extend a term loan (the "Term Loan") to the Borrowers in the principal amount of $7,000,000. Portions of the Term Loan shall be evidenced by term notes of the Borrower substantially in the form (with appropriate assertions) attached hereto as Exhibit B-3 (the "Term Note One") and
Exhibit B-4 (the "Term Note Two") each payable to order of the Lender in the respective principal amounts of $4,000,000 and $3,000,000 each. As used in this Agreement and the other Loan Documents the term
"Term Note" shall mean Term Note One and Term Note Two referred to in the Fifth Amendment, individually or collectively, as the context may require.,


The Term Note One shall be dated the date of issuance
thereof, bear interest as set forth in Section 2 hereof,
and be payable as follows:
1.	equal monthly installments of principal and
interest of
	$ __ 34,296.91 	shall be due and payable
commencing
on May _25_, 2005, and on the _25th_ day of each month thereafter, to and including April_25_, 2020,

11.	the entire unpaid principal balance of the Term
Loan evidenced by Term Note One and any unpaid interest thereon shall be due and payable in full on April _25_, 20_20_, the final maturity of Term Note One. Interest after maturity shall be due and payable upon demand.

The Term Note Two shall be dated the date of issuance thereof, bear interest as set forth in Section 2 hereof, and be payable as follows:

1.	equal monthly installments of principal and
interest of
	$ __ 44,186.10 	shall be due and payable
commencing
on May _25_, 2005, and on the _ 25th_ day of each month thereafter, to and including April
25_, 2012,

11.	the entire unpaid principal balance of the Term
Loan evidenced by Term Note Two and any unpaid interest thereon shall be due and payable in full on April _25_, 2012, the final maturity of Term Note Two. Interest after maturity shall be due and payable upon demand.

All repayments on the Term Note shall be applied first to interest owing thereunder and the balance, if any, to the reduction of principal.
The monthly payment amount shall not be effected by changes in the Prime Rate, but such changes will effect the final payment due at maturity
(whether by lapse of time, acceleration, or otherwise). Principal payments made by the Borrowers on the Term Loan may not be reborrowed.
The proceeds of the Term Loan shall be used to finance the Acquisition.

b.	The second unlettered paragraph appearing in Section
2.1 of the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

The portion of the Term Loan evidenced by Term Note
One shall bear interest (which the Borrowers jointly and severally promise to pay at the times herein provided) at the rate per annum equal to the Prime
Rate as in effect from time to time plus one-half of one percent (0.50%) per annum; provided that the interest rate on the portion of the Term Loan evidenced by Term Note One shall not at any time, except if not paid when due, exceed nine percent (9%) per annum, or be less than five percent (5%) per

                                      -2-




annum. If the portion of the Term Loan evidenced by Term Note One or any part thereof is not paid when due
(whether by lapse of time, acceleration or otherwise) the portion of the Term Loan evidenced by Term Note
One shall bear interest (which the Borrowers jointly and severally promise to pay at the times herein provided), whether before or after judgment, until payment in full thereof at the rate per annum determined by adding two percent (2%) per annum to the interest rate which would otherwise be applicable thereto from time to time; provided further, that in no event would such rate of interest exceed eleven percent (11 %) per annum nor be less than seven percent (7%) per annum.

The portion of the Term Loan evidenced by Term Note
Two shall bear interest (which the Borrowers jointly and severally promise to pay at the times herein evidenced by Term Note Two provided) at the rate per annum equal to the Prime Rate as in effect from time to time plus one-half of one percent (0.50%) per annum; provided that the interest rate on the portion of the Term Loan evidenced by Term Note Two shall not at any time, except if not paid when due, exceed nine percent (9%) per annum, or be less than five percent
(5%) per annum. If the portion of the Term Loan evidenced by Term Note Two or any part thereof is not paid when due (whether by lapse of time, acceleration or otherwise) the portion of the Term Loan evidenced by Term Note Two shall bear interest (which the Borrowers jointly and severally promise to pay at the times herein provided), whether before or after judgment, until payment in full thereof at the rate per annum determined by adding two percent (2%) per annum to the interest rate which would otherwise be applicable thereto from time to time; provided further, that in no event would such rate of interest exceed eleven percent (11 %) per annum nor be less than seven percent (7%) per annum.

c.	Section 3.3 of the Credit Agreement shall be amended
in its entirety and as so amended shall be restated to read as follows:

In the event the Borrower shall at the end of any fiscal quarter for any reason fail to satisfy its covenant in Section 8.9 to maintain a current ratio of not less than 1.50 to 1, then in such event the Borrower shall not later than thirty (30) days thereafter cure such Event of Default by prepaying the Term Loan in an amount equal to such deficiency as and for a mandatory prepayment on the Term Note.

d.	Section 4.1 of the Credit Agreement shall be amended
to add the following new definitions thereto:
"Existing Mortgage" means the First Mortgage and
Security Agreement dated as of August 21, 2001, as
amended by the First Amendment to First
	Mortgage and Security Agreement dated _7-22-2002 	,
the
Second Amendment to First Mortgage and Security
Agreement dated June 25, 2003 and the Third Amendment to First Mortgage and Security - - Agreement, and as the same may be from time to time further amended, restated or modified .. "Fifth Amendment' means the Fifth Amendment to Secured Credit
 Agreement dated as of April _29_, 2005 between the Borrowers and the Lender.

"Merger" means the merger of Simonsen Ironworks, Inc., an Iowa corporation with and into Cycle Country Iowa pursuant to the Merger
 Agreement.

"Merger Agreement" means the Agreement and Plan of Merger dated as of April _11 th_, 2005 by and between the Borrowers and Simonsen Ironworks, Inc.

"New Mortgage" means the First Mortgage and Security Agreement and Fixture Financing Statement dated as of the date of the Fifth Amendment, duly executed by Cycle Country Iowa providing for a fully perfected First Mortgage Lien in favor of the Bank, in all right title and interest of Cycle Country Iowa in the mortgage premises described therein, which real property is located in Spencer, Iowa, as the same may be from time to time amended, restated or modified.

"Term Note One" and "Term Note Two" are defined in Section 1.3 hereof (as amended by the Fifth Amendment).

e.	The definition of "Acquired Real Property" appearing in Section
4.1 of the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

"Acquired Real Property" means the real estate acquired from Jimmy
D. Danbom and Janie . Danbom pursuant to the Offer to Buy and the real estate to be acquired from Simonsen Ironworks, Inc. pursuant to the Merger.

f.      The definition of "Security Documents" appearing in Section
4.1 of the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

"Security Documents" means the Security Agreements, the DCC Financing Statements relating thereto, the Existing Morgage, the New Mortgage and the Pledge Agreement.

g.	The definition of "Subordination Agreement" appearing in Section
4.1 of the Credit Agreement 7 shall be amended in its entirety and as so amended shall be restated to read as follows:

"Subordination Agreement" means the Subordination
Agreement dated as of August 21, 2001 by and among the Borrowers, the Lender and the Subordinated Lender, as amended by the First Amendment to Subordination
Agreement dated as of the date of the Fifth Amendment.

h.	The definition of "Notes" appearing in Section 4.1 of
the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

"Notes" means the Revolving Credit Note, Term Note One and Term Note Two, collectively.

The definition of "Mortgage" appearing in Section 4.1 of the Credit Ageement shall be amended in its entirety and as so amended shall be restated to read as following.

"Mortgage" means the Existing Mortgage and the New Mortgage, collectively or individually, as the context may require.

Section 5. of the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

The Obligations of the Borrowers shall be secured by the Existing
Mortgage and the New Mortgage pursuant to which Cycle Country
Iowa shall have granted the Lender a first priority fully perfected mortgage Lien on the Acquired Real Property.

k.	Section 6.14 of the Credit Agreement shall be amended
to add thereto the following sentence:
In addition, and without limiting the foregoing sentence, the Borrowers shall (a) ensure, and cause each Subsidiary to ensure, that no person who owns a controlling interest in or otherwise controls the Borrowers or any Subsidiary is or shall be listed on the Specially Designated Nationals and Blocked Person
List or other similar lists maintained by the Office of Foreign Assets Control ("OFAC"), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause each Subsidiary to comply, with all applicable
Bank Secrecy Act ("BSA") laws and regulations, as amended.

1.	Section 6.18 of the Credit Agreement shall be amended
in its entirety and as so amended shall be restated to read as follows:

Section 6.18. Environmental Laws.
Except as otherwise set forth in Schedule 6.18 hereof:

(a) The Acquired Real Estate and all Properties
(including underlying groundwater) owned or leased by the Borrowers, Okoboji Industries Corp. or
Simonsen Ironworks, Inc. has been, and continues to be, owned or leased by the Borrowers in material compliance with all Environmental Laws.

(b) There have been no past, and there are no pending or threatened (i) claims, complaints, notices or requests for information received by the Borrowers
, Okoboji Industries Corp. or Simonsen Ironworks,
Inc. with respect to any alleged violation of any Environmental Law, (ii) complaints, notices or inquires to the Borrowers, Okoboji Industries Corp.
or Simonsen Ironworks, Inc. regarding potential liability under any Environmental Law.

(c) There have been no releases of Hazardous
Materials, or under the Acquired Real Estate or any other property now or previously owned or leased by the Borrowers, Okoboji Industries Corp. or Simonsen
Ironworks, Inc. that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrowers, Okoboji Industries
Corp. or Simonsen Ironworks, Inc.

(d) The Borrowers, Okoboji Industries Corp. and
Simonsen Ironworks, Inc. have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters necessary or desirable for its business.

(e) Neither Acquired Real Estate or any other property now or previously owned or leased by the Borrowers, Okoboji Industries Corp. or Simonsen Ironworks,
Inc. is listed or proposed for listing (with respect to owned property only) on the National
Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up.

(f) The are no underground storage tanks, active or abandoned, including petroleum storage, tanks, on or under the Acquired Real Property or any property now or previously owned or leased by the Borrowers, Okoboji Industries Corp. or Simonsen Ironworks,
Inc. that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrowers, Okoboji Industries Corp. or Simonsen
Ironworks, Inc.

(g) Neither the Borrowers, Okoboji Industries Corp.
and Simonsen Ironworks, Inc. has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National
Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrowers or Okoboji
Industries Corp. for any remedial work, damage to natural resources or personal injury, including claims under CERCLA.

(h) There are no polychlorinated biphenyls or friable asbestos present in the Acquired Real Property or any Property now or previously owned or leased by the Borrowers, Okoboji Industries Corp. or Simonsen
Ironworks, Inc. that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrowers, Okoboji Industries
Corp. or Simonsen Ironworks, Inc.

(i) No conditions exist at, on or under the Acquired
Real Property or any Property now or previously owned or leased by any of the Borrowers, Okoboji
Industries Corp. or Simonsen Ironworks, Inc. which, with the passage of time, or the giving of notice of both, would give rise to liability under any Environmental Law.

m.	Section 6.19 of the Credit Agreement shall be amended
in its entirety and as so amended shall be restated to read as follows:

Section 6.19. Solvency.
The Borrowers are each solvent, able to pay their debts as they become due, and have sufficient capital to carryon their businesses and all businesses in which they are to engage. Immediately following consummation of the Merger and the payment by the Borrowers of the cash consideration in connection with the Merger, the Borrowers will be solvent, will be able to pay their debts as they become due, and will have sufficient capital to carry on their business and all businesses in which they are about to engage.

n.	Section 6.20 of the Credit Agreement shall be amended
in its entirety and as so amended shall be restated to read as follows:

Section 6.20. Merger Agreement.

The Borrowers have heretofore delivered to the Lender a true and correct copy of the Merger Agreement and all exhibits thereto, and the same has not been amended or modified in any respect. The Borrowers has all necessary corporate right, power and authority to consummate the transactions contemplated by the Merger
Agreement and to perform and
observe all of its obligations there under. None of the parties to the Merger Agreement is in default in any of its respective obligations there under.

o.	Section 7.3 of the Credit Agreement shall be amended
in its entirety and as so amended shall be restated to read as follows:

Not later than fifteen (15) calendar days following the making of the Term Loan as referred to in the Fifth Amendment, the Borrowers shall deliver or cause to be delivered to the Lender the following (each to be properly executed and completed and approved as to form and substance by the Lender):

1. A final title opinion from _Bill Sanderson in form and substance acceptable to the Lender to the effect that the Lien of the New Mortgage is a valid first priority fully perfected mortgage lien subject to no defects or objections which are unacceptable to the Lender;

11.	Financing Statement, tax and judgment lien
search results against the property of the Borrowers and Simonsen Ironworks, Inc. in each case evidencing the absence of Liens on their respective property except as permitted by
Section 8.12 hereof;

12.	a copy of the duly executed Merger Agreement,
showing that it has been recorded with the Secretary of State of Iowa and that the consummation of the merger of Simonsen
Ironworks, Inc. with and into Cycle Country Iowa has been made fully effective;

p.	Section 8.7 of the Credit Agreement shall be amended
in its entirety and as so amended shall be restated to read as follows:

The Borrowers will as of the last day of each fiscal quarter ending during the periods specified below maintain the Term Debt Coverage Ratio for the preceding four (4) fiscal quarters of the Borrowers then ended of not less than 1.20 to 1.0.

q.	Section 8.8 of the Credit Agreement shall be amended
in its entirety and as so amended shall be restated to read as follows:
The Borrowers will at all times during the periods specified below maintain a ratio of Total Liabilities to Tangible Net Worth of not more than 2.0 to 1.0.

r.	Section 8.9 of the Credit Agreement shall be amended
in its entirely and as so amended shall be restated to read as follows:

s.	Cycle Country Iowa will as of the last day of each
fiscal quarter maintain a ratio of current assets to current liabilities (each to be determined in accordance with GAAP) of not less than 1.50 to 1.0.

t.	The Credit Agreement shall be amended to add thereto
the following new Section 10.19:
Section 10.19. Customer Identification - USA Patriot
Act Notice.

The Lender hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001)
(the "Act"), and the Lender's policies and practices, the Lender is required to obtain, verify and record certain information and documentation that identifies each of the Borrowers, which information includes the name and address of each of the Borrowers and such other information that will allow the Lender to identify each of the Borrowers in accordance with the Act.

u.	The Credit Agreement shall be amended to add Exhibits
B-3 and B-4 attached to this Amendment as Exhibits B-3 and B-4 to the Credit Agreement.

2.	Representations.. Without limiting the generality of Section
10.6 of the Credit Agreement or any other term or provision thereof and in addition thereto to the extent necessary, the Borrowers represent and warrant to the Lender as follows:

(i) the covenants, representations and warranties of the Borrowers as set forth in the Credit Agreement as amended by this Amendment are hereby made again as of the date hereof and are true and correct in all respects as of the date hereof, (ii) as of the date hereof, there is no Event of Default in existence, or any other act, omission, matter or other occurrence whatsoever which, with the giving of notice or the passage of time, or both, would give rise to or constitute an Event of Default; (iii) each of the Borrowers has (i) full power, authority and legal right to own and operate all of its properties and assets and to carry on its respective business as now conducted and as proposed to be conducted; and (ii) all requisite corporate power and authority to execute, deliver and fully perform all of the terms and conditions of this Amendment and all other agreements, documents and instruments contemplated hereby. All representations and warranties contained in this Amendment shall survive the execution and delivery hereof and any investigation made by the Lender or its agents or representatives.

3.	Conditions to Effectiveness of Amendment. This Amendment
shall become effective only upon the satisfaction of each
of the following conditions precedent:
a.	Execution and delivery by the Borrowers and the Lender
of this Amendment.

b.	Delivery to the Lender of Resolutions adopted by each
of the Borrower's Board of Directors authorizing the transactions contemplated by this Amendment.

c.	Execution and delivery of Term Note One in a form and
substance satisfactory to the Lender;

d.	Execution and delivery of Term Note Two in a form and
substance satisfactory to the Lender;

e.	An Opinion of Counsel to the Borrowers regarding this
Amendment, the Credit Agreement, the other Loan
Documents and the transactions contemplated hereby or referred to herein, in a form and substance satisfactory to the Lender and its counsel.

f. Execution and delivery of a First Amendment to Subordination
Agreement.

g.	Execution and delivery of a Third Amendment to
Mortgage in a form and substance satisfactory to the Lender.

h.	Execution and delivery of the New Mortgage in a form
and substance satisfactory to the Lender.

1.	The capital and corporate structure of the Borrowers
shall be satisfactory to the Lender.

J.	The Lender shall have received a good standing
certificate for the Borrowers (dated as of the date no earlier than thirty (30) days prior to the date hereof) from the Office of the Secretary of State of Iowa, Nevada and the Secretary of State of each other state in which either is qualified to do business as a foreign corporation dated no earlier than thirty (30) days prior to the date hereof.

k.	The Lender shall have received UCC financing
statement, tax and judgment lien search results against the Security Property in form and contents satisfactory to the Lender.

1.	The Lender shall have received UCC termination
statements and Lien releases relating to the Borrowers and Simonsen Ironworks, Inc. as shall be necessary to provide to the Lender a first priority interest in the Security Property immediately following consummation of the Merger, subject only to Permitted Liens.

m.	The Lender shall have received from the abstractor the
abstract relating to the real property to be secured by the New Mortgage showing only such Liens and exceptions as are satisfactory to the Lender.

n.	The Lender shall have received from the surveyor a
survey in a form and content satisfactory to the Lender relating to the real property to be secured by the New Mortgage.

o. The Lender shall have received from the abstractor an oral search update confirming that at the time of the filing of the New Mortgage there have been no intervening liens or ownership interests have arisen since the date of the most recent certification of the abstract received by the Lender.

4.	Closing Fee. The Borrowers shall pay to the Lender a
nonrefundable closing fee
Of $ 	0.00

5.	Expenses. The Borrower agrees to pay to the Lenders, as
additional consideration for this Amendment, all costs and expenses incurred by the Lender (including, without limitation, attorneys' fees not in excess of Seven Thousand Five Hundred Dollars ($7,500)) in connection with the preparation, execution and delivery of this Amendment and all matters related hereto.

6.	Effective Time. This Amendment shall be effective as of the
date hereof upon satisfaction of the conditions set forth in paragraphs 3 and 4.

7.	Continuing Effect. All of the terms and conditions of the
Credit Agreement and the other Loan Documents remain in full force and effect, as amended hereby. Without limiting the foregoing, the Borrowers acknowledge and agree that each of the Security Documents remains in full force and effect and the rights and remedies of the Lender, and the obligations of the parties there under and the liens and security interest provided for therein remain in full force and effect and shall not be affected, impaired or discharged by reason of this Amendment or the transactions contemplated hereby.

8.	No Waiver. Nothing herein is intended or shall be construed
as a waiver by the Lender of any breach, default or other nonfulfillment by the Borrowers under the Credit Agreement or any of the other Loan Documents.

9.	No Future Obligation to Amend. The Borrowers hereby
expressly recognize and agree that the Lender was in no way obligated or required to enter into this Amendment, and that the Lender has not agreed to and is not obligated or required to, in the future, waive, revise, alter or amend any of the terms or conditions of the Credit Agreement or any of the other Loan Documents.

10.	Receipt. The Borrowers hereby acknowledges receipt of a
true and correct copy of this Amendment.

11.	Headings and Captions. The titles or captions of sections
and paragraphs in this Amendment are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Amendment, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Amendment or any of its terms or conditions.

12. Further Documents and Actions. Each of the Borrowers agrees to execute and deliver to the Lender such additional documents and to take all such further actions as the Lender may reasonable require in order to reflect the amendments to the Credit Agreement effected by this Amendment.

13. Counterparts and Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall constitute one and the same instrument. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of the executed Amendment shall be deemed to be originals thereof.

14. Recitals. The Recitals set forth in the forepart of this Amendment are true and correct and are an integral part of this Amendment.

15. Governing Law. This Amendment shall be governed by and construed In accordance with the internal laws of the state of Iowa.

16. Entire Understanding. This Amendment, together with the Credit Agreement, as amended, and other Loan Documents, constitutes the entire understanding of the parties with respect to the subject matters hereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby. This Amendment shall be deemed to be part of the Credit Agreement.





IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.



Cycle Country Accessories Corp
By:/s/ Ronald C. Hickman
-------------------------
Ronald C. Hickman, President


Cycle Country Accessories Corp.
By:/s/ Ronald C. Hickman
------------------------
Ronald C. Hickman President






Bank Midwest, Minnesota Iowa, N.A.

BY/s/ Curt Johnson
------------------
Curt Johnson, Sr. Vice President




EXHIBIT B-3

                  CYCLE COUNTRY ACCESSORIES CORPORATION TERM
                                  NOTE ONE


$4,000,000                                            April _29_, 2005


For value received, the undersigned, Cycle Country Accessories
Corp., a Nevada corporation, and Cycle Country Accessories Corporation, an Iowa corporation (collectively, the "Borrowers"), jointly and severally promise to pay to the order of Bank Midwest, Minnesota Iowa, N.A. (the "Lender"), at the principal office of the Lender, in Okoboji, Iowa, or at such other place as the Lender may from time to time in writing designate, the principal sum of Four Million Dollars ($4,000,000), on the dates and in the amounts specified in Section 1.3 of the Credit Agreement described below.

This Note evidences a portion of the Term Loan made to the Borrowers by the Lender under that certain Secured Credit Agreement dated as of this same date, as amended by the First
Amendment to Secured Credit Agreement dated as of _7-22-2002, the Second Amendment to Secured Credit Agreement dated as of May _30_, 2003, the Third Amendment to Secured Credit Agreement dated as of June 25 , 2003, the Fourth Amendment to Secured Credit Agreement dated as of January 1
, 2005 and the Fifth Amendment to Secured Credit Agreement dated as of April _29_, 2005 (as so amended and as may be hereafter amended, restated or otherwise modified from time to time, the "Credit Agreement"). The Borrowers hereby jointly and severally promise to pay principal and interest payments at the office specified above on the portion of the Term Loan evidenced hereby in the amounts and at the rates and times specified there for in the Credit Agreement. All capitalized terms not defined herein shall have the meanings given them in the Credit Agreement.

The portion of the Term Loan provided for in the Credit Agreement by the Lender to the Borrowers evidenced by this Note, any repayment of principal hereon and the interest rates applicable thereto shall be endorsed by the holder hereof on the reverse side of this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on the reverse side hereof prior to any negotiations or transfers hereof) and the Borrowers agree that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the Lender shall be prima facie evidence of the unpaid balance of this Note and the interest rates applicable thereto.

This Note is issued by the Borrowers under the terms and provisions of the Credit Agreement, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, including the Security Documents, equally and ratably with all other Obligations of the Borrowers thereby secured, to which reference is hereby made for a statement of such benefits and security. This Note may be declared to be, or be and become, due prior to its expressed maturity upon the occurrence of an event of default specified in the Credit Agreement or any Security Document, voluntary prepayments may be made hereon,

                                       1



and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit
Agreement and the Security Documents.

This Note and other Obligations of the Borrowers is secured by, among other things, security interests and mortgage liens granted to the Lender pursuant to the Security Agreements, the Mortgage, and the Pledge Agreement referred to and defined in the Credit Agreement.
This Note shall be construed in accordance with, and governed by, the internal laws of the State of Iowa without regard to principles of conflict of law.

The Borrowers hereby waive presentment for payment and demand and any other notices.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE
TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.





CYCLE COUNTRY ACCESSORIES CORP.
By: /s/ Ronald C. Hickman
Ronald C. Hickman, President



CYCLE COUNTRY ACCESSORIES CORPORATION
By /s/ Ronald C. Hickman
Ronald C. Hickman, President

                                      -11-



                                   EXHIBIT B-4
              CYCLE COUNTRY ACCESSORIES CORPORATION TERM NOTE TWO



$3,000,000                                                April_29_,2005


For value received, the undersigned, Cycle Country Accessories
Corp., a Nevada corporation, and Cycle Country Accessories Corporation, an Iowa corporation (collectively, the "Borrowers"), jointly and severally promise to pay to the order of Bank Midwest, Minnesota Iowa, N.A. (the "Lender"), at the principal office of the Lender, in Okoboji, Iowa, or at such other place as the Lender may from time to time in writing designate, the principal sum of Three Million Dollars ($3,000,000), on the dates and in the amounts specified in Section 1.3 of the Credit Agreement described below.

This Note evidences a portion of the Term Loan made to the
Borrowers by the Lender under that certain Secured Credit Agreement dated as of this same date, as amended by the First
Amendment to Secured Credit Agreement dated as of _7-22-        , 2002, the
Second Amendment to Secured Credit Agreement dated as of May _30_, 2003, the Third Amendment to Secured Credit Agreement dated as of June 25_, 2003, the Fourth Amendment to Secured Credit Agreement dated as of January
_1_, 2005 and the Fifth Amendment to Secured Credit Agreement dated as of April _29_, 2005 (as so amended and as may be hereafter amended, restated or otherwise modified from time to time, the "Credit
Agreement"). The Borrowers hereby jointly and severally promise to pay principal and interest payments at the office specified above on the portion of the Term Loan evidenced hereby in the amounts and at the rates and times specified there for in the Credit Agreement. All capitalized terms not defined herein shall have the meanings given them in the Credit Agreement.

The portion of the Term Loan provided for in the Credit Agreement by the Lender to the Borrowers evidenced by this Note, any repayment of principal hereon and the interest rates applicable thereto shall be endorsed by the holder hereof on the reverse side of this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on the reverse side hereof prior to any negotiations or transfers hereof) and the Borrowers agree that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the Lender shall be prima facie evidence of the unpaid balance of this Note and the interest rates applicable thereto.

This Note is issued by the Borrowers under the terms and provisions of the Credit Agreement, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, including the Security Documents, equally and ratably with all other Obligations of the Borrowers thereby secured, to which reference is hereby made for a statement of such benefits and security. This Note may be declared to be, or be and become, due prior to its expressed maturity upon the occurrence of an event of default specified in the Credit Agreement or any Security Document, voluntary prepayments may be made hereon,

                                     -111-


and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit
Agreement and the Security Documents.

This Note and other Obligations of the Borrowers is secured by, among other things, security interests and mortgage liens granted to the Lender pursuant to the Security Agreements, the Mortgage, and the Pledge Agreement referred to and defined in the Credit Agreement.
This Note shall be construed in accordance with, and governed by, the internal laws of the State of Iowa without regard to principles of conflict of law.

The Borrowers hereby waive presentment for payment and demand and any other notices.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS"OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.



CYCLE COUNTRY ACCESSORIES CORP.
By: /s/ Ronald C. Hickman
Ronald C. Hickman, President



CYCLE COUNTRY ACCESSORIES CORPORATION
By /s/ Ronald C. Hickman
Ronald C. Hickman, President